UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

SPHERIX INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7927 Jones Branch Drive, Suite 3125 Tysons Corner, VA	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

    On October 28, 2013, the Board of Directors of Spherix Incorporated (the “Company”) appointed Alexander Poltorak as a director of the Company.

    Mr. Poltorak, 56, has been the Chairman and Chief Executive Officer of General Patent Corp., an intellectual property management firm focusing on IP strategy and valuation, patent licensing, enforcement and brokerage since 1989 and the Managing Director of IP Holdings LLC, an affiliate of General Patent Corp, since 2000.  Prior to founding General Patent Corp., Mr. Poltorak served as the President and Chief Executive Officer of Rapitech Systems, Inc., a publicly-traded computer technology company, was an Assistant Professor of Physics at Touro College and Assistant Professor of Biomathematics at Cornell University Medical College.  He served as an Adjunct Professor of Law at the Globe Institute for Technology and was a guest-lecturer on Intellectual Property Law and Economics at the Columbia University School of Engineering and Columbia Business School.  Mr. Poltorak served on the advisory board of Patent Strategy & Management.  He is the Founder and President of non-for-profit American Innovators for Patent Reform (AIPR).  He was US Co-chair of the subcommittee on Information Exchange of the US-USSR Trade and Economic Counsel.

    Mr. Poltorak has no family relationship with any of the executive officers or directors of the Company.  There are no arrangements or understandings between Mr. Poltorak and any other person pursuant to which he was appointed as a director of the Company.

    October 28, 2013 the Company entered into an indemnification agreement with Mr. Poltorak that provides, among other things, for the indemnification to the fullest extent permitted or required by Delaware law, provided however, that Mr. Poltorak shall not be entitled to indemnification in connection with (i) any “claim” (as such term is defined in the agreement) initiated by him against the Company or the Company’s directors or officers unless the Company joins or consent to the initiation of such claim, or (ii) the purchase and sale of securities by him in in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended.  This summary of the indemnification agreement is not complete, and is qualified in its entirety by reference to the full text of the agreement that is attached as an exhibit to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits.

    The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Indemnification Agreement dated October 28, 2013 between Alexander Poltorak and Spherix Incorporated
99.1	Press Release dated October 29, 2013

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 29, 2013

SPHERIX INCORPORATED

By:	/s/ Anthony Hayes
Name: Anthony Hayes
Title: Chief Executive Officer